SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQURIED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant To Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:
/X/ Preliminary Proxy Statement  /_/ Confidential,for Use of the Commission Only
                                     (as permitted by Rule 14a-6(e)(2))
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Under Rule 14a-12

                           PARAGON TECHNOLOGIES, INC.
          -------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)

          -------------------------------------------------------------
            (Name Of Person(s) Filing Proxy Statement, if Other Than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)    Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
    (2)    Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
    (4)    Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
    (5)    Total fee paid:

           ---------------------------------------------------------------------
/_/ Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

         -----------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

         -----------------------------------------------------------------------
    (4)  Date Filed:

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



                    [PARAGON TECHNOLOGIES, INC. LETTERHEAD]






                                PRELIMINARY COPY

                  SUBJECT TO COMPLETION, DATED OCTOBER 17, 2001



600 Kuebler Road
Easton, Pennsylvania 18040

                                November 6, 2001
Dear Shareholder:

         You are cordially invited to attend the Special Meeting of Shareholders (the "Special Meeting") of Paragon Technologies, Inc. (the "Company") to be held on Thursday, December 6, 2001 at 11:00 A.M., local time, at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040.

         As more fully discussed in the attached materials, the only proposal for the Special Meeting relates to changing the state of incorporation of the Company from Pennsylvania to Delaware.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL IN THE PROXY STATEMENT.

         It is important that your shares be represented whether or not you are able to be present at the Special Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope.

         Your vote is very important, regardless of the amount of stock that you own.

         We believe your support for the proposal described in the Proxy Statement is important. Please return your proxy card as soon as possible.

                                   Sincerely,



                                   William R. Johnson
                                   President and Chief Executive Officer

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040

                            Telephone (610) 252-3205

                          -----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held On December 6, 2001

                          -----------------------------

         The Special Meeting of Shareholders of Paragon Technologies, Inc., a Pennsylvania corporation (the "Company"), will be held at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Thursday, December 6, 2001, at 11:00 a.m., local time, for the following purposes:

     1. To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into our wholly-owned subsidiary, Paragon Technologies, Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from Pennsylvania to Delaware.

     2. To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

         Shareholders of record at the close of business on September 17, 2001 will entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The stock transfer books of the Company will remain open following the record date. All shareholders are cordially invited to attend the Special Meeting.

         IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                    By order of the Board of Directors,



                                    Ronald J. Semanick
                                    Secretary

November 6, 2001
Easton, Pennsylvania

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040

                                 Proxy Statement


         This Proxy Statement and the accompanying form of proxy are being mailed on or about November 6, 2001 to the shareholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Thursday, December 6, 2001, 11:00 a.m., local time, and at any adjournment thereof. The cost of such solicitation will be borne by the Company.

         Only the shareholders of record at the close of business on September 17, 2001, of the outstanding shares of common stock of the Company, $1.00 par value per share (the "Common Stock") will be entitled to vote at the Special Meeting. A shareholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the Special Meeting and voting in person, provided written notice of such actions are given to the Secretary of the Company before the enclosed proxy is exercised.

         At the close of business as of the above record date, there were outstanding and entitled to vote 4,211,709 shares of the Common Stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

         The shares represented by each properly executed proxy will be voted in the manner specified by the shareholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy "FOR" the approval and adoption of the Agreement and Plan of Merger resulting in the reincorporation of the Company in the State of Delaware (the "Proposed Reincorporation") and in their discretion on any other matters properly coming before the Special Meeting.

         Under Pennsylvania law and the Company's bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the purposes of the Special Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the votes cast on the proposal is required. Abstentions and broker non-votes will not be counted as votes and, therefore, will have no effect on the proposal. The approval and adoption of the Agreement and Plan of Merger and the Proposed Reincorporation does not create any dissenters or appraisal rights under the Pennsylvania General Corporation Law.


                             ADDITIONAL INFORMATION

         The Company will furnish without charge to any shareholder, upon written or oral request, a copy of the Company's registration statement and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Requests for such documents should be addressed to the Secretary of Paragon Technologies, Inc., 600 Kuebler Road, Easton, Pennsylvania 18040, telephone number (610) 252-3205.

                             Principal Shareholders

         Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information as of September 17, 2001 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each current director of the Company, (iii) by the Company's Chief Executive Officer and the Company's four most highly compensated executive officers, and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                        Right to
                                      Number of      Acquire Under
                                       Shares           Options                          Phantom
                                     Beneficially     Exercisable        Percentage       Stock
Beneficial Owner                        Owned        Within 60 Days     of Class (1)    Units (2)
----------------                     ------------   -----------------   -------------   ----------

Emerald Advisers, Inc. (3).........      841,035                 -            19.97%            -
   1703 Oregon Pike
   Suite 101
   Lancaster, PA  17601

L. Jack Bradt (4)..................      351,324             2,500             8.40%            -
   10 Ivy Court
   Easton, PA  18045

Steven Shulman.....................      186,459             2,500             4.48%            -

Leon C. Kirschner..................      163,987            25,000             4.46%            -

Gilman J. Hallenbeck (6)...........      184,210                 -             4.37%            -

Anthony W. Schweiger (7)...........       42,000                 -             1.00%            -

Elmer D. Gates (6).................       28,400             5,000               *           14,018

William R. Johnson.................       22,390            40,000             1.47%            -

Lee F. Schomberg...................       28,179             7,000               *              -

Gordon A. Hellberg.................        6,111             7,000               *              -

Ronald J. Semanick.................        2,989             9,500               *              -

All current directors and
   executive officers as a
   group (10 persons)(4)(5)(6)....     1,016,049            98,500            25.86%       14,018
-----------------------------------
* less than 1%

(1) The percentage for each individual, entity or group is based on the aggregate number of shares of Common Stock outstanding as of September 17, 2001 (4,211,709) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after September 17, 2001. Percentages of less than one percent are not shown.

(2) The Phantom Stock Units represent the investment of deferred directors' fees in units equivalent to shares of Common Stock. Benefits under the Paragon Technologies, Inc. Directors' Deferred Compensation Plan may be paid in cash or in shares of Common Stock at the election of the directors upon retirement.

(3)    This information is presented in reliance on information disclosed in a
       Schedule 13G filed with the Securities and Exchange Commission on August 3, 2001.

(4) Includes 45,883 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.


                                       2



(5) Includes 78,000 shares held by members of Mr. Hallenbeck's immediate family. Mr. Hallenbeck disclaims beneficial ownership of such shares.

(6) Includes 2,000 shares held by members of Mr. Gates' immediate family. Mr. Gates disclaims beneficial ownership of such shares.

                                   PROPOSAL 1
                 APPROVAL OF THE REINCORPORATION OF THE COMPANY
                           INTO THE STATE OF DELAWARE

         For the reasons set forth below, the Company's Board of Directors (the "Board") unanimously approved the Proposed Reincorporation and believes that the Proposed Reincorporation is in the best interests of the Company and its shareholders. Throughout this Proxy Statement, the Company as currently incorporated in Pennsylvania will be referred to as "Paragon-Pennsylvania" and the Company as reincorporated in Delaware (which reincorporation is subject to approval of the Proposed Reincorporation by the shareholders at the Special Meeting) will be referred to as "Paragon-Delaware."

         Shareholders are urged to read carefully this section of this Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Proposed Reincorporation.

Method of Reincorporation

         The Proposed Reincorporation will be effected by merging Paragon-Pennsylvania into a new Delaware corporation that is a wholly-owned subsidiary of Paragon-Pennsylvania (the "Merger") pursuant to an Agreement and Plan of Merger, in the form attached hereto as Appendix A (the "Merger Agreement"). Upon completion of the Merger, Paragon-Pennsylvania, as a corporate entity, will cease to exist and Paragon-Delaware will succeed to the assets and liabilities of Paragon-Pennsylvania and will continue to operate the business of the Company under its current name, Paragon Technologies, Inc.

         As provided by the Merger Agreement, each outstanding share of Common Stock will be automatically converted into one share of Paragon-Delaware common stock, $1.00 par value per share, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of Common Stock will continue to represent the same number of shares of Paragon-Delaware common stock. It will not be necessary for shareholders to exchange their existing Common Stock certificates for Paragon-Delaware stock certificates. However, shareholders may request that their certificates be exchanged if they so choose.

         The Common Stock is listed for trading on the American Stock Exchange and, after the Merger, Paragon-Delaware common stock will be traded on the American Stock Exchange under the same symbol, "PTG", as the shares of the Common Stock are currently traded. There will be no interruption in the trading of the Common Stock as a result of the Merger. As of the date the Board resolved to undertake the Proposed Reincorporation, the closing price of the Common Stock on the American Stock Exchange was $7.40 per share. The Proposed Reincorporation includes the implementation of a new certificate of incorporation and bylaws for Paragon-Delaware (the "Delaware Charter" and "Delaware Bylaws", respectively) to replace the current articles of incorporation and bylaws of Paragon-Pennsylvania (the "Pennsylvania Charter" and "Pennsylvania Bylaws", respectively). As a Delaware corporation, Paragon-Delaware will be subject to the Delaware General Corporation Law (the "Delaware Law"). Paragon-Pennsylvania is subject to the corporation laws of Pennsylvania. Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Pennsylvania Charter and Pennsylvania Bylaws, on the other hand, must be viewed in the context of the differences between the Delaware Law and the Business Corporation Law of Pennsylvania ("Pennsylvania Law"). These differences are discussed below under "Comparison of the Charters and Bylaws of Paragon-Pennsylvania and Paragon-Delaware and Significant Differences Between the Corporation Laws of Pennsylvania and Delaware."

         Under Pennsylvania Law, the affirmative vote of a majority of the votes cast on the proposal is required for approval and adoption of the Merger Agreement and the other terms of the Proposed Reincorporation. The Proposed Reincorporation has been approved by the members of the Board, who unanimously recommend a vote in favor of the Proposed Reincorporation. If approved by the shareholders, it is anticipated that the Merger will become effective (the "Effective Time") at 5:00 p.m., Pennsylvania time, on December 6, 2001. However, as described in the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after shareholder approval has been obtained (except that the principal terms may not be amended without obtaining additional shareholder approval) and prior to the Effective Time if, in the opinion of the Board, circumstances arise that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement. As provided in Pennsylvania Law, shareholders of Paragon-Pennsylvania will not have dissenters or appraisal rights with respect to the Merger. See "Dissenters and Appraisal Rights" below. The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively.

        THE BOARD RECOMMENDS A VOTE "FOR" THIS REINCORPORATION PROPOSAL.

Vote Required For the Proposed Reincorporation

         Approval of the Merger Agreement and the Proposed Reincorporation, which will also constitute approval of the Delaware Charter and the Delaware Bylaws, will require the affirmative vote of a majority of the votes cast on the proposal.

         No change in the corporate name, board members, business, management, capitalization, board of directors structure, employee benefit plans or location of principal facilities of the Company will occur as a result of the Proposed Reincorporation.

Principal Reasons For the Proposed Reincorporation

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. The Board believes that the principal reasons for considering such a reincorporation are:

         o the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

         o the certainty afforded by the well-established principles of corporate governance under the Delaware Law are of benefit to the Company and its shareholders and should increase the Company's ability to attract and retain outstanding directors and officers;

         o the Delaware Law itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

         o the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court, which is highly regarded and currently consists primarily of former Vice Chancellors and corporate practitioners;

         o the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs; and

         o the ability of the Board to more fully consider any proposed takeover attempt and to better negotiate terms that maximize the benefit to the Company and its shareholders.

         The Proposed Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature. The material changes are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, capitalization, board of directors structure, fiscal year, assets, liabilities or location of the principal facilities of the Company. The directors elected at the 2001 Annual Meeting to serve on the Board of Paragon-Pennsylvania, other than those who may have resigned since such date, will become the directors of Paragon-Delaware. All employee benefit, stock option and employee stock purchase plans of Paragon-Pennsylvania will become Paragon-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Paragon-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as Paragon-Delaware plans. Other employee benefit arrangements of Paragon-Pennsylvania will also be continued by Paragon-Delaware upon the terms and subject to the conditions currently in effect.
         As noted above, after the Merger, the shares of the Common Stock will continue to be traded, without interruption, on the same exchange, the American Stock Exchange and under the same symbol, "PTG". The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Paragon-Pennsylvania's rights and obligations under such material contractual arrangements will continue as rights and obligations of Paragon-Delaware.

Significant Changes Caused By Reincorporation

         In general, the Company's corporate affairs are presently governed by the corporate law of Pennsylvania, the Company's state of incorporation, the Pennsylvania Charter and by the Pennsylvania Bylaws, which have been adopted pursuant to Pennsylvania law. The Pennsylvania Charter and Pennsylvania Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 600 Kuebler Road, Easton, Pennsylvania 18040, Attention: Secretary.

         Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than Pennsylvania law. The Pennsylvania Charter and Pennsylvania Bylaws, will, in effect, be replaced by the Delaware Charter and the Delaware Bylaws, copies of which are attached as Exhibits B and C to this Proxy Statement.

Limitations On Director Liability. The Delaware Charter eliminates the liability
---------------------------------
of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, a corporation may not eliminate or limit director monetary liability for:

         o breaches of the director's duty of loyalty to the corporation or its stockholders;

         o acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

         o the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

         o transactions in which the director received an improper personal benefit. A limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         The Proposed Reincorporation and associated measures are designed to shield a director from suits by the Delaware corporation or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware corporation or its stockholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a stockholder who is dissatisfied with the Board's decisions. Although an aggrieved stockholder could sue to enjoin or rescind an action taken or proposed by the Board, such remedies may not be timely or adequate to prevent or redress injury in all cases.

         The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Proposed Reincorporation should sustain the Board's continued high standard of corporate governance without any decrease in accountability by directors to the

Company and its shareholders. The Company also believes that failure to limit director liability as permitted by Delaware law may discourage highly qualified candidates from becoming directors of the Company.

Indemnification of Officers and Directors.  Delaware law permits indemnification
-----------------------------------------
of officers and directors against liability incurred in third-party actions if the indemnitee acted in good faith and he or she reasonably believed the acts were in or at least not opposed to the best interests of the Company. Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. As a result, under Delaware law, a Delaware corporation is permitted to indemnify its directors and officers within the limits established by law and public policy, pursuant to an express contract, bylaw provision, stockholder vote, vote of disinterested directors or otherwise, any or all of which provide broad indemnification rights.

         The Board has recognized in considering the Proposed Reincorporation that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event such issues arise from a potential future case. The Board also recognizes that the application of Delaware law, to the extent that any director or officer is actually indemnified, would result in expense to the Company. The Board of Directors believes, however, that the overall effect of the Proposed Reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

Anti-Takeover Measures. Delaware law has been widely viewed to permit a
----------------------
corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. The Board has not adopted or proposed other permitted anti-takeover measures at this time. However, there can be no assurance that the Board will not adopt such measures in the future.

         In addition to permitted anti-takeover measures, for certain corporations, Section 203 of the Delaware General Corporation Law ("Section 203") limits the ability of a potential acquirer to conduct a hostile takeover, as more fully described below. Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market or (iii) held of record by more than 2,000 stockholders.

         Under Section 203, certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder.

         With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         The three year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

         A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors.

         The constitutionality of Section 203 is challenged from time to time in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. The Company believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquirer to negotiate with the Board. Section 203 also has the effect of limiting the ability of a potential Delaware acquirer to make a two-tiered bid for the Delaware corporation in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to the Delaware corporation will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for the Company's shares over the then current market price.

         There can be no assurance that the Board would not adopt any further anti-takeover measures available under Delaware law. Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Company's stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of stockholders of the Company incorporated in Delaware compared with the rights of shareholders of the Company incorporated in Pennsylvania.

         The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the corporation and its stockholders.

No Dissenter's or Appraisal Rights

         Under Pennsylvania Law, shareholders of the Company will not be entitled to exercise dissenter's rights or to demand payment for their shares in connection with the Merger or the Proposed Reincorporation.

Comparison of the Charters of the Bylaws of Paragon-Pennsylvania and Paragon-Delaware and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania

Fiduciary Duties of Directors
-----------------------------

         Both Delaware and Pennsylvania law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Pennsylvania and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve. Directors of Delaware corporations also owe fiduciary duties of care and loyalty to stockholders.

         The fiduciary duty provisions included in the Pennsylvania law may provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control.

         The following summarizes certain aspects of Delaware and Pennsylvania law as they relate to fiduciary duties of directors:

Standard of Care

         Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation.

         A director of a Pennsylvania business corporation stands in a fiduciary relationship to the corporation (unlike in Delaware, where a director also stands in a fiduciary relationship to stockholders) and must perform his or her duties as a director in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.

Justifiable Reliance

         A director of a Delaware corporation, in performing his or her duties, is fully protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or by committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such person must also have been selected with reasonable care by or on behalf of the corporation.

         In performing his or her duties, a director of a Pennsylvania business corporation is entitled to rely, in good faith, on information, opinions, reports or statements (including financial statements and other financial data) prepared or presented by any of the following:

         o officers or employees of the corporation, so long as the director reasonably believes them to be reliable and competent in the matters presented;

         o counsel, public accountants, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and

         o a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority.

         However, a director will not be considered to be acting in good faith if he or she has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

Consideration of Factors

         Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders.

         Pennsylvania law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in considering what is in the best interests of the corporation, consider, to the extent they deem appropriate, all pertinent factors, including the following:

         o the effects of any action upon any groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation, and on communities served by the corporation;

         o the corporation's short-term and long-term interests, including benefits which may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the corporation's continued independence; and

         o the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation.

         Under current Delaware law it is unclear whether the board of directors, committees of the board and individual directors of a Delaware corporation may, in considering what is in the corporation's best interests or what the effects of any action on the corporation may be, take into account the interests of any constituency other than the corporation's stockholders. In contrast to Delaware law, Pennsylvania law provides that a director owes a duty only to the corporation (and not to the shareholders), and in considering what is in the best interests of the corporation, may choose to subordinate the interests of shareholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.

         In addition, the duty of the board of directors, committees of the board and individual directors of a Delaware corporation may be enforced directly by the corporation, or may be enforced by a stockholder, as such, by an action in the right of the corporation, or may be enforced directly by a stockholder or by any other person or group. In contrast, the duty of the board of a Pennsylvania corporation may not be enforced directly by a shareholder.

Specific Applications

         Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements. First, the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and, second, that measure must be reasonable in relation to the perceived threat posed by the change in control.

         The fiduciary duty of directors of a Pennsylvania corporation does not require them to act solely because of the effect such action might have on an acquisition or potential or proposed acquisition of control of the corporation or on the consideration which might be offered or paid to shareholders in such an acquisition. In particular, directors of a Pennsylvania corporation are not required to redeem rights under any shareholder rights plan, and under existing case law, have the statutory authority under Pennsylvania law simply to reject a potential or proposed acquisition of the corporation's shares.

         In addition, under Delaware law, unlike under Pennsylvania law, when the board of directors approves the sale of a corporation, the board of directors may have a duty to obtain the highest value reasonably available to the stockholders.

Presumption

         Under Delaware law, it is presumed that the directors of a Delaware corporation acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office.

         Under Pennsylvania law, unless there is a breach of fiduciary duty, a lack of good faith or self-dealing (in other words, entering into a contract or transaction with a director or an entity in which a director has a financial or other interest), any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action.

         Under Pennsylvania law, any board action relating to an acquisition or potential or proposed acquisition of control which a majority of the corporation's "disinterested directors" approve is presumed to satisfy the statutory duty of care under Pennsylvania law, unless there is clear and convincing evidence that the disinterested directors did not assent to such act in good faith, after reasonable investigation. Disinterested directors are those who are not affiliated with the person seeking control and are not officers or employees of the corporation.

Anti-Takeover Laws

         Section 203 of the Delaware General Corporation Law contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Section 203 precludes a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all a corporation's assets.

         The three-year waiting period does not apply, however, if any of the following conditions are met:

         o the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained ownership of more than 15% of the corporation's stock;

         o once the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

         o at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

         In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation. Section 203 also does not apply to the corporation itself or to any of the corporation's majority-owned subsidiaries.

         Pennsylvania corporate law contains provisions applicable to publicly-held Pennsylvania corporations that may be deemed to have an anti-takeover effect.

         Generally, subchapters 25E, F, G, H, I and J of the Pennsylvania Business Corporation Law place procedural requirements and establish restrictions upon the acquisition of voting shares of a corporation which would entitle the acquiring person to cast or direct the casting of a specified percentage of votes in an election of directors. Subchapter 25E of the Pennsylvania Business Corporation Law provides generally that, if a company were involved in a "control transaction," shareholders of the company would have the right to demand from a "controlling person or group" payment of the fair value of their shares. For purposes of Subchapter 25E, a "controlling person or group" is a person or group of persons acting in concert that, through voting shares, has voting power over at least 20% of the votes which shareholders of the company would be entitled to cast in the election of directors. A control transaction arises, in general, when a person or group acquires the status of a controlling person or group.

         In general, Subchapter 25F of the Pennsylvania Business Corporation Law delays for five years and imposes conditions upon "business combinations" between an "interested shareholder" and us. The term "business combination" is defined broadly to include various merger, consolidation, division, exchange or sale transactions, including transactions utilizing our assets for purchase price amortization or refinancing purposes. An "interested shareholder," in general, would be a beneficial owner of at least 20% of our voting shares.

         In general, Subchapter 25G of the Pennsylvania Business Corporation Law suspends the voting rights of the "control shares" of a shareholder that acquires for the first time 20% or more, 33 1/3% or more, or 50% or more of a company's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" shareholders of the company vote to restore the voting power of the acquiring shareholder. The Company has opted out of this provision.

         Subchapter 25H of the Pennsylvania Business Corporation Law provides in certain circumstances for the recovery by a company of profits made upon the sale of its common stock by a "controlling person or group" if the sale occurs within 18 months after the controlling person or group became such and the common stock was acquired during such 18 month period or within 24 months before such period. In general, for purposes of Subchapter 25H, a "controlling person or group" is a person or group that:

         (1)      has acquired;

         (2)      offered to acquire; or

         (3) publicly disclosed or caused to be disclosed an intention to acquire voting power over shares that would entitle such person or group to cast at least 20% of the votes that shareholders of the company would be entitled to cast in the election of directors.

         The Company has opted out of this provision.

         If the disinterested shareholders of a company vote to restore the voting power of a shareholder who acquires control shares subject to Subchapter 25G, such company would then be subject to subchapters 25I and J of the Pennsylvania Business Corporation Law. Subchapter 25I generally provides for a minimum severance payment to certain employees terminated within two years of such approval. Subchapter 25J, in general, prohibits the abrogation of certain labor contracts prior to their stated date of expiration.

         Section 1715 of the Pennsylvania Business Corporation Law further provides that any act of a board of directors, a committee of the board or an individual director relating to or affecting an acquisition or potential or proposed acquisition of control to which a majority of the disinterested directors have assented will be presumed to satisfy the standard of care set forth under Pennsylvania corporate law, unless it is proven by clear and convincing evidence that our disinterested directors did not consent to such act in good faith after reasonable investigation. As a result of this and the other provisions of Section 1715 of the Pennsylvania Business Corporation Law, the board of directors are provided with broad discretion with respect to actions that may be taken in response to acquisitions or proposed acquisitions of corporate control.

         Section 1715 of the Pennsylvania Business Corporation Law may discourage open market purchases of our common stock or a non-negotiated tender or exchange offer for our common stock and, accordingly, may be considered disadvantageous by a shareholder who would desire to participate in any such transaction. In addition, Section 1715 of the Pennsylvania Business Corporation Law may have a depressive effect on the price of our common stock.

Dividend Rights and Repurchase of Shares
----------------------------------------

         Under Delaware corporate law, a corporation may pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year, provided that dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis.

         Under Pennsylvania corporate law, a corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution:

         o the corporation would be unable to pay its debts as they become due in the usual course of business; or

         o the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of shareholders having superior preferential rights upon dissolution to the shareholders receiving the distribution.

                  The board of directors may base this determination on one or more of the following: the book or current value of the corporation's assets and liabilities, unrealized appreciation and depreciation of the corporation's assets and liabilities or any other method that is reasonable in the circumstances.

         The rights of our common shareholders to receive dividends are subject to the rights and preferences of holders of our Series A preferred stock and any other future series of preferred stock with preferential dividend rights.

Number and Election of Directors
--------------------------------

         There are no material differences in this area.

Liability of Directors
----------------------

         Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

         o a breach of the duty of loyalty to the corporation or its stockholders;

         o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         o a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

         o any transaction from which the director derived an improper personal benefit.

         A Pennsylvania corporation cannot eliminate personal liability where the responsibility or liability of a director is pursuant to any criminal statute or is for the payment of taxes pursuant to any federal, state or local law.

Indemnification of Directors and Officers
-----------------------------------------

         Under Delaware corporate law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys' fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware corporate law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorney's fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Delaware corporate law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware corporate law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

         The provisions of Pennsylvania corporate law regarding indemnification are substantially similar to those of Delaware corporate law. Sections 1741 and 1742 of the Pennsylvania Business Corporation Law provide the power to indemnify any officer, director or other person acting in his capacity as our representative, or is or was serving at the request of the corporation as a representative of or corporation, partnership, joint venture, trust or other enterprise who was, is or is threatened to, be made a party to any action or proceeding for expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection with such action or proceeding. The indemnity provisions apply whether the action was instituted by a third party or arose by or in our right. A Pennsylvania corporation is permitted to indemnify its officers and directors so long as the indemnified person acted in good faith and in a manner he or she presumably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Annual Meetings
---------------

         Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

         Under Pennsylvania corporate law, if the annual meeting is not held within six months after the designated date, any shareholder may call the meeting at any time thereafter.

Special Meetings
----------------

         Under Delaware corporate law, a special meeting of the stockholders may be called by the board of directors or any other person as may be authorized by the bylaws.

         Under Pennsylvania corporate law, special meetings of shareholders may be called by the board of directors, by any officers or by any other persons as provided in the bylaws, and, unless otherwise provided in the articles, by shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at a particular meeting.

         Under the Pennsylvania Bylaws, special meetings of the shareholders may be called at any time by the chief executive officer, by resolution of the Board of Directors or at the request in writing of shareholders of record owning fifty percent (50%) in amount of capital stock outstanding and entitled to vote. Since Delaware corporate law allows for the Company to have the same protocol for calling special meetings of stockholders, the Delaware Bylaws will have the same provision.

Notice of Shareholder Meetings
------------------------------

         Under Delaware corporate law, written notice of any meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Under Pennsylvania corporate law, written notice of every meeting of the shareholders shall be given at least (1) ten (10) days prior to the day named for a meeting called to consider a fundamental change under Pennsylvania corporate law (merger, consolidation, share exchange, sale of assets, division, conversion, or dissolution); or (2) five days prior to the day named for the meeting in any other case.

Notice of Adjournment of Shareholder Meetings and Business Transacted at
------------------------------------------------------------------------
Adjourned Meeting
-----------------

         Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

         Under Pennsylvania corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting. Those shareholders entitled to vote who attend a meeting called for the election of directors that has been previously adjourned for lack of a quorum, although less than a quorum exists at such meeting, constitute a quorum for the purpose of electing directors. Those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed at such meeting, constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

Fixing Date for Determination of Shareholders of Record
-------------------------------------------------------

         Under Delaware corporate law, the record date for determining the stockholders entitled to vote at meetings of stockholders or adjournment thereof, shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

         Under Pennsylvania corporate law and the Pennsylvania Bylaws, the board of directors may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders.

         In addition, to the foregoing difference, Delaware corporate law requires that the list of stockholders determined as of the record date be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting. Pennsylvania corporate law does not have such a requirement.

Action by Shareholders Without a Meeting
----------------------------------------

         Delaware corporate law permits the stockholders of a corporation to consent in writing to any action without a meeting, unless the certificate of incorporation of that corporation provides otherwise, provided the consent is signed by stockholders having at least the minimum number of votes required to authorize that action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted.

         Under Pennsylvania law, any action that may be taken at a meeting of the shareholders may be taken without a meeting only if such action is authorized by the unanimous written consent of all shareholders entitled to vote at a meeting for such purposes.

Advance Notice of Director Nominations and Shareholder Proposals
----------------------------------------------------------------

         Delaware corporate law does not include a provision restricting the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting.

         Pennsylvania corporate law, like Delaware corporate law, does not include a provision restricting the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting.

         With respect to director nominations and shareholder proposals, the Pennsylvania Bylaws provide that, in order to be deemed properly presented, notice of such nomination or proposal must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 50 days nor more than 75 days prior to the shareholder meeting; provided, however, if less than 65 days notice or prior public disclosure of the date of the shareholder meeting has been given to shareholder, notice by the shareholder to be timely must be delivered to the Company not later than the close of business on the tenth day following the day on which such disclosure of the meeting date was made. Each such notice must set forth a general description of each item of business proposed to be brought before the meeting, the name and address of the shareholder proposing to bring such item of business before the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting.

         In order to accommodate the different notice requirements for meetings of stockholders under Delaware corporate law, the Delaware Bylaws will provide that notice of a director nominations and other stockholder proposal must be received by the Company not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty
(60) days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the one-hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made; provided further, however, that in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least seventy
(70) days prior to the first anniversary of the preceding annual meeting, with respect to nominees for any new position created by the increase, the stockholder must deliver such notice not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made.

Charter Amendments
------------------

         Under Delaware corporate law, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware corporate law provides that the enactment of the amendment also requires the affirmative vote of the owners of a majority of the outstanding shares of such class or series. Delaware corporate law generally provides that the approval of a majority of its outstanding voting shares is required to amend a corporation's certificate of incorporation.

         Under Pennsylvania corporate law, an amendment to the articles requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote. Furthermore, Pennsylvania corporate law provides that, unless otherwise provided in the articles, an amendment of the articles of a corporation need not be adopted by the board of directors prior to its submission to the shareholders for approval if it is proposed by a petition of shareholders entitled to cast at least 10% of the votes that all shareholders are entitled to cast thereon.

Amendments to Bylaws
--------------------

         Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon provided that any corporation may, in its certificate of incorporation, confer this power upon the directors. However, the power vested in the stockholders shall not be divested or limited where the board of directors also has such power.

         Under Pennsylvania corporate law, bylaws may be adopted, amended and repealed by the shareholders entitled to vote thereon. This authority may be expressly vested in the board of directors by the bylaws, subject to the power of the shareholders to change such action, unless the subject of the amendment is solely within the province of the shareholders.

         The Pennsylvania Bylaws provide that the vote of a majority of all directors (subject to amendments that are solely within the province of the shareholders) or the affirmative vote of a majority of the votes cast by all shareholders entitled to vote is required to alter, amend or repeal our bylaws. In order to effect the same result in Paragon-Delaware, the Delaware Charter will provide that the directors have the power to adopt, amend or repeal the Delaware Bylaws in a manner not inconsistent with such bylaws and the Delaware Bylaws have substantially the same provision as the Pennsylvania Bylaws regarding amendment.

Interested Director or Officer Transactions
-------------------------------------------

         Under Delaware corporate law, some contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure are met. Under Delaware corporate law, the conditions are that either (1) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (2) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

         Similarly, under Pennsylvania corporate law, a transaction between a corporation and an interested director or officer will not be void or voidable solely for that reason if (1) the board of directors knows about the director's or officer's interest and authorized the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (2) the shareholders entitled to vote thereon know about the director's or officer's, interest and the contract is specifically approved in good faith by vote of those shareholders or (3) the transaction is fair to the corporation of the time it is authorized, approved or ratified by the board of directors or the shareholders.

Removal of Directors
--------------------

         Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors.

         Under the Pennsylvania Bylaws, the entire board of directors, or any individual director may be removed from office by vote of the shareholders entitled to vote thereon only for cause. In addition, the board of directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within 60 days after notice of his or her selection, the director does not accept the office either in writing or by attending a meeting of the board of directors.

Shareholder Derivative Suits
----------------------------

         Under Delaware corporate law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

         Pennsylvania corporate law provides that, in any action or proceeding brought to enforce a secondary right on the part of one or more shareholders of a corporation against any present or former officer or director of the corporation because the corporation refuses to enforce rights that may properly be asserted by it, each plaintiff must aver and it must be made to appear that each plaintiff was a shareholder of the corporation or owner of a beneficial interest in the shares at the time of the transaction of which he complains, or that his shares or beneficial interest in the shares devolved upon him by operation of law from a person who was a shareholder or owner of a beneficial interest in the shares at that time. However, any shareholder who otherwise would be entitled to maintain the action or proceeding and who does not meet such requirement may, nevertheless, in the discretion of the court, be allowed to maintain the action or proceeding on preliminary showing to the court, by application and upon such verified statements and depositions as may be required by the court, that there is a strong prima facie case in favor of the claim asserted on behalf of the corporation and that without the action serious injustice will result. In any action or proceeding instituted or maintained by holders or owners of less than 5% of the outstanding shares of any class of the corporation, unless the shares held or owned by the holders or owners have an aggregate fair market value in excess of $200,000, the corporation in whose right the action or proceeding is brought will be entitled to require the plaintiffs to give security for the reasonable expenses, including attorneys' fees, that may be incurred by it in connection therewith or for which it may become liable in connection with mandatory indemnification, to which security the corporation will have recourse in such amount as the court determines upon the termination of the action or proceeding.

Mergers and Major Transactions
------------------------------

         Under Delaware corporate law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange must be approved by the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

         o the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation;

         o each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

         o either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

         In addition, Delaware corporate law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary's stockholders or board of directors and without the approval of the parent's stockholders.

         Under Pennsylvania corporate law, shareholder approval is required for the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a corporation when not made in the usual and regular course of the business of the corporation or for the purpose of relocating the business of the corporation or in connection with the dissolution or liquidation of the corporation. Unlike Delaware corporate law, however, in cases where shareholder approval is required, a merger, consolidation, sale, lease, exchange or other disposition must be approved by a majority of the votes cast by all shareholders entitled to vote thereon. Under Pennsylvania corporate law, unless required by the bylaws of a constituent corporation, shareholder approval is not required for a plan of merger or consolidation if:

         o the surviving or new corporation is a domestic corporation whose articles are identical to the articles of the constituent corporation;

         o each share of the constituent corporation outstanding immediately prior to the merger or consolidation will continue as or be converted into, except as otherwise agreed to by the holder thereof, an identical share of the surviving or new corporation; and

         o the plan provides that the shareholders of the constituent corporation will hold in the aggregate shares of the surviving or new corporation having a majority of the votes entitled to be cast generally in an election of directors.

         In addition, Pennsylvania corporate law provides that no shareholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such equity plan owns 80% or more of the outstanding shares of each class of such constituent corporation.

Dissenters' Rights of Appraisal
-------------------------------

         Under Delaware corporate law, unless the certificate of incorporation of a corporation provides otherwise, there are no appraisal rights provided in the case of certain mergers, a sale or transfer of all or substantially all of its assets or an amendment to the corporation's certificate of incorporation. Moreover, Delaware corporate law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidating agreements, is either:

         o listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.;

         o held of record by more than 2,000 stockholders, unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation; or

         o shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

         In addition, Delaware corporate law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation.

         Pennsylvania corporate law provides that shareholders of a corporation have a right of appraisal with respect to specified corporate actions, including:

         o        a plan of merger, consolidation, division, as defined in
                  Section 1951 of the Pennsylvania Business Corporation Law, or share exchange or conversion, as defined in Section 1961 of the Pennsylvania Business Corporation Law;

         o other plans or amendments to its articles in which disparate treatment is given to the holders of shares of the same class or series; and

         o a sale, lease, exchange or other disposition of all or substantially all of the corporation's property and assets, except if such sale, lease, exchange or other disposition is:

         o made in connection with the dissolution or liquidation of the corporation;

         o the acquiring corporation owns all of the outstanding shares of the acquired corporation or the voting rights, preferences, limitations or relative rights of the acquired corporation are not altered thereby; or

         o the assets sold, leased, exchanged or otherwise disposed of are simultaneously leased back to the corporation.

         Under Pennsylvania corporate law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 shareholders unless:

         o such shares are not converted solely into shares of the acquiring, surviving, new or other corporation and cash in lieu of fractional shares;

         o such shares constitute a preferred or special class of stock, and the articles of such corporation, the corporate action under consideration or the express terms of the transaction encompassed in such corporate action do not entitle all holders of the shares of such class to vote thereon and the transaction requires for the adoption thereof the affirmative vote of a majority of the votes cast by all shareholders of such class; or

         o such shares constitute a group of a class or series that are to receive the same special treatment in the corporate action under consideration, and the holders of such group are not entitled to vote as a special class in respect of such corporate action.

Dissolution
-----------

         Under Delaware corporate law, if the board of directors of the corporation deems it advisable that the corporation should be dissolved and a majority of the outstanding stock of the corporation entitled to vote thereon votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware corporate law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware corporate law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

         Under Pennsylvania corporate law, if the board of directors adopts a resolution recommending that the corporation be dissolved, the shareholders must adopt the resolution by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote. Unlike Delaware corporate law, Pennsylvania corporate law provides two different procedures for the corporation to provide for the winding up and distribution of the corporation's assets. The board of directors of the corporation may elect that the dissolution shall proceed under Subchapter H or under Section 1975 of the Pennsylvania Business Corporation Law. Under Section 1975, the corporation must provide for the liabilities of the corporation prior to filing the articles of dissolution in the Pennsylvania Department of State. Directors of corporations that elect to follow this procedure are held to the standard of care that applies to all of their other duties. The Subchapter H provision is largely analogous to the procedure under Delaware corporate law. Under Pennsylvania corporate law, however, the corporation only continues to exist for the purpose of settling its affairs for a period of two years. Furthermore, the court in determining the amount of security that shall be posted by the dissolved corporation shall consider the amount that would be reasonably likely to be sufficient to provide compensation for claims that are unknown but that are likely to arise or become known for a period of only two years after the dissolution of the corporation.

Certain Federal Income Tax Considerations

         Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of Paragon-Pennsylvania Common Stock as a result of the consummation of the Proposed Reincorporation, and no gain or loss will be recognized by Paragon-Pennsylvania or Paragon-Delaware. In addition, it is expected that each former holder of shares of Paragon-Pennsylvania Common Stock will have the same aggregate tax basis in the shares of Paragon-Delaware common stock received by such person in the Proposed Reincorporation as such holder had in the shares of Paragon-Pennsylvania Common Stock held by such person at the time of consummation of the Proposed Reincorporation, and such person's holding period with respect to such shares of Paragon-Delaware common stock will include the period during which such holder held the corresponding shares of Paragon-Pennsylvania Common Stock, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.

         Paragon has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Paragon-Pennsylvania Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the shares of Paragon-Delaware common stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Paragon-Delaware common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held shares of Paragon-Pennsylvania Common Stock. State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

         Shareholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

     THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT
           AND THE PROPOSED REINCORPORATION IN THE STATE OF DELAWARE.
       ABSTENTIONS WILL NOT BE COUNTED AS VOTES AND, THEREFORE, WILL HAVE
                   NO EFFECT ON THE PROPOSED REINCORPORATION.


                      -------------------------------------

                           2002 SHAREHOLDER PROPOSALS

         Appropriate shareholder proposals which are intended to be presented at the 2002 Annual Shareholders' Meeting must be received by the Company no later than January 30, 2002, in order to be included in the 2002 proxy materials.

         With respect to shareholder proposals not included in the Company's proxy statement, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company's bylaws (the "Bylaw Deadline"). Under the Company's Pennsylvania Bylaws (which will apply if the Merger is not completed by the Company's 2002 annual meeting), in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 50 days nor more than 75 days prior to the meeting; provided, however, if less than 65 days notice or prior public disclosure of the date of the meeting has been given to shareholders, notice by the shareholder to be timely must be delivered to the Company not later than the close of business on the tenth day following the day on which such disclosure of the meeting date was made. The shareholder's notice must set forth the information required by the Company's bylaws. The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the shareholder does not give the Company notice of such matter by April 13, 2002. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.


                      -------------------------------------

                                  OTHER MATTERS

         The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.

         As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the Special Meeting other than the matter referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.


                      -------------------------------------

                                                                      APPENDIX A
                                                                      ----------



                          AGREEMENT AND PLAN OF MERGER


                THIS AGREEMENT AND PLAN OF MERGER, dated this 6th day of December, 2001, is made by and between Paragon Technologies, Inc., a Pennsylvania corporation having its principal place of business at 600 Kuebler Road, Easton, PA 18040 (the "Corporation") and Paragon Technologies, Inc., a Delaware corporation also having its principal place of business at 600 Kuebler Road, Easton, PA 18040 (the "Surviving Corporation").


                                   WITNESSETH:

                WHEREAS, the Corporation is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and is authorized to issue Twenty Million (20,000,000) shares of common stock, One Dollar ($1.00) par value per share (the "Common Stock"), of which four million two hundred twenty-one thousand six hundred thirty five (4,221,635) shares are issued and outstanding as of the date hereof;

                WHEREAS, the Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue Twenty Million (20,000,000) shares of common stock, One Dollar ($1.00) par value per share (the "Surviving Common Stock"), one (1) of which is issued and outstanding as of the date hereof;

                WHEREAS, the Corporation desires to merge itself into the Surviving Corporation;

                WHEREAS, the Surviving Corporation desires that the Corporation be merged into itself; and

                WHEREAS, the Boards of Directors of the Corporation and the Surviving Corporation have adopted a resolution approving this Agreement and Plan of Merger.

                NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                1.      Merger. The Corporation shall be merged into the
                        ------
Surviving Corporation pursuant to Section 252 of the Delaware General Corporation Law ("DGCL") and Section 1921 of the Pennsylvania Business
Corporation Law ("PBCL"). The Surviving Corporation shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Corporation shall cease forthwith upon the Effective Date (as defined below). The merger of the Corporation into the Surviving Corporation shall herein be referred to as the "Merger."

                2.      Stockholder Approval.  The Corporation has submitted
                        --------------------
this Agreement and Plan of Merger for, and received from its stockholders, approval of the transactions contemplated herein.

                3.      Effective Date. The Merger shall be effective upon the
                        --------------
last to occur of either (a) filing of a Certificate of Merger with the Secretary of State of the State of Delaware or (b) the filing of this Agreement and Plan of Merger or the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained. The time of such effectiveness shall herein be referred to as the "Effective Date."

                4.      Termination. At any time prior to the Effective Date,
                        -----------
this Agreement may be terminated and the Merger abandoned by agreement of either the Board of Directors of the Corporation or the Board of Directors of the Surviving Corporation. The filing of this Agreement or a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of this Agreement and Articles of Merger with the Secretary of State of the Commonwealth of Pennsylvania pursuant to Section 1 hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this Section 4, this Agreement shall forthwith become wholly void and of no further force or effect.

                5.      Common Stock of the Corporation. On the Effective Date,
                        -------------------------------
by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one (1) fully paid and non-assessable share of the Surviving Common Stock.

                6.      Common Stock of the Surviving Corporation. On the
                        -----------------------------------------
Effective Date, by virtue of the Merger, the Surviving Corporation shall issue or cause to be issued such shares of the Surviving Common Stock as are necessary in order to effect the exchange set forth in Section 5 of this Agreement and Plan of Merger.

                7.      Stock Certificates. On and after the Effective Date, all
                        ------------------
of the outstanding certificates which prior to that time represented shares of the Common Stock of the Corporation shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Corporation into which the shares of the Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Corporation evidenced by such outstanding certificate as above provided.

                8.      Succession. On the Effective Date, the Surviving
                        ----------
Corporation shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Corporation in the manner of and as more fully set forth in DGCL Section 259 and PBCL Section 1929. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Corporation shall be transferred to, vested in and devolved upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Corporation and the Surviving Corporation shall be as effectively the property of the Surviving Corporation as they were of the Corporation and the Surviving Corporation, respectively. All rights of creditors of the Corporation and all liens upon any property of the Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Corporation shall attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                9.      Certificate of Incorporation and By-Laws. The
                        ----------------------------------------
Certificate of Incorporation of the Surviving Corporation in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Corporation in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation until amended in accordance with the provisions thereof and applicable law.

                10.     Directors and Officers. The members of the Board of
                        ----------------------
Directors and the officers of the Surviving Corporation on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

                11.     Further Assurances. From time to time, as and when
                        ------------------
required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Corporation, and otherwise to carry out the Purposes of this Agreement and Plan of Merger, and the officers and directors of the Corporation are fully authorized in the name and on behalf of the Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                12.     Governing Law.  This Agreement and Plan of Merger and
                        -------------
the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware.


                            [SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, this Agreement and Plan of Merger is executed as of the date first above written.


                                 PARAGON TECHNOLOGIES, INC.,
                                 a Pennsylvania corporation



                                 By: ___________________________________________
                                       William R. Johnson
                                       President and Chief Executive Officer




                                 PARAGON TECHNOLOGIES, INC.,
                                 a Delaware corporation



                                 By: ___________________________________________
                                       William R. Johnson
                                       President and Chief Executive Officer

                                                                      APPENDIX B
                                                                      ----------


                          CERTIFICATE OF INCORPORATION
                                       OF
                           PARAGON TECHNOLOGIES, INC.


                FIRST: The name of the Corporation is Paragon Technologies, Inc.

                SECOND: The registered office of the Corporation in the State of Delaware and New Castle County shall be 1201 Market Street, Suite 1600, Wilmington, Delaware 19801. The registered agent at such address shall be The Corporation Trust Company.

                THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 20,000,000. All such shares are to be of the par value of $1.00 per share.

                FIFTH: The name and mailing address of the incorporator is as follows:

                The Corporation Trust Company
                Corporation Trust Center
                1209 Orange Street
                Wilmington, Delaware 19810

                SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                SEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                EIGHTH: The original Bylaws of the Corporation shall be adopted by the incorporator. Thereafter, the Directors of the Corporation shall have the power to adopt, amend or repeal the by-laws of the Corporation in a manner not inconsistent with such By-laws.

                NINTH: The election of the directors of the Corporation need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                THE UNDERSIGNED, being the incorporator for the purpose of forming a corporation pursuant to Chapter I, Title 8, of the Delaware Code, entitled "General Corporation Law," and the acts amendatory thereof and supplemental thereto, if any, makes and files this Certificate of Incorporation, hereby declaring and certifying that said instrument is its act and deed and that the facts stated herein are true, and accordingly executed this Certificate of Incorporation as of December 6, 2001.




                                           ---------------------------------
                                           The Corporation Trust Company,
                                           Incorporator
                                           By:

                                                                      APPENDIX C
                                                                      ----------


                                    BYLAWS OF

                           PARAGON TECHNOLOGIES, INC.

                            (a Delaware corporation)


                                    ARTICLE 1
                             OFFICES AND FISCAL YEAR

Section 1.1.    Offices.  The Corporation may have an office or offices at
                -------
such places as the Board of Directors may from time to time designate.

Section 1.2.    Fiscal Year.  The fiscal year of the Corporation shall end on
                -----------
31st day of December each year.


                                    ARTICLE 2
                             MEETING OF STOCKHOLDERS

  Section 2.1.  Annual Meetings. An annual meeting of stockholders shall be held
                ---------------
for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

                2.1.1. The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. At each annual meeting, the stockholders shall elect, in accordance with Section 2.9 hereof, directors to serve until the next annual meeting of stockholders. The nomination of persons for election to the Board of Directors and the proposal of any other business to be transacted at an annual meeting may be made only (i) by or at the direction of the Board of Directors or (ii) by any stockholder who satisfies the qualifications set forth in Section 2.1.2 hereof and gives notice in accordance with the procedures set forth in Section 2.1.2 hereof. Only persons thereby nominated shall be eligible to serve as directors and only business thereby proposed shall be transacted at an annual meeting. The presiding officer of the annual meeting shall determine whether a nomination  or any  proposal  of business  complies  or complied  with this
ARTICLE 2.

                2.1.2. Except as otherwise provided by law (including but not limited to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended or any successor provision thereto (the "Exchange Act")), or in these bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be conducted at any meeting of the stockholders shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors or the presiding officer of the meeting, or (c) have been specified in a written notice (a "Stockholder Meeting Notice") given to the Corporation, in accordance with all of the requirements set forth below in this
Section 2.1.2, by or on behalf of any stockholder who shall have been a stockholder of record on the date of giving such notice and on the record date for such meeting and who shall continue to be entitled to vote at such meeting through the date of such meeting. Each Stockholder Meeting Notice must be delivered to the Secretary at the principal executive offices of the Corporation in accordance with this Section 2.1.2. The Stockholder Meeting Notice must be received by the Secretary not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, the stockholder must deliver such Stockholder Meeting Notice not earlier than the one-hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made; provided further, however, that in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding annual meeting, with respect to nominees for any new position created by the increase, any stockholder who has timely submitted a Stockholder Meeting Notice in accordance with the procedures of this Section 2.1.2 containing nominations for election of directors at the upcoming annual meeting and who wishes to nominate additional candidates for election as directors to fill the newly created positions, must deliver an additional Stockholder Meeting Notice solely for the purpose of nominating a number of directors not greater than the number of new positions created by the increase not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made. The Stockholder Meeting Notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, whether or not the Corporation is then subject to Section 14(a) of the Exchange Act, (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to
Section 14(a) of the Exchange Act, (b) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (c) a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which a nomination or nominations are to be made by the stockholder; (ii) as to any other business that the stockholder proposes to transact at the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest in the business of the stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of the stockholder, as they appear on the Corporation's books, and of such beneficial owner, the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner and a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and (vi) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the candidate or candidates for election to the Board of Directors or to present the proposal to be brought before the meeting. The presiding officer of the meeting may refuse to consider any business that shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this
Section 2.1.2.

                2.1.3. For purposes of this Section 2.1, a "public announcement," means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service, in a document publicly filed with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (or their successor provisions), or in a notice of meeting or proxy statement mailed generally to the Corporation's stockholders. In giving notice under this Section 2.1, a stockholder must also comply with state law and the Exchange Act. Nothing in this Section 2.1 shall be deemed to affect the rights of a stockholder to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 (or its successor provision) under the Exchange Act.

                Section 2.2. Special Meetings. Special meetings of the
                             ----------------
stockholders may be called at any time by the Chief Executive Officer, by resolution of the Board of Directors, or at the request in writing of stockholders of record owning fifty percent (50%) in amount of capital stock outstanding and entitled to vote. Special meetings shall be at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice relating to such meeting (or to the purposes for which the meeting is called if such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") or these bylaws); provided, however, that whenever the language of a proposed resolution is included in a written notice of a special meeting of stockholders required to be given under these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose. In the case of a special meeting of stockholders called for the purpose of electing directors, nominations may be made only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of record who delivers to the Secretary, no later than the tenth day following the day on which public announcement of the special meeting is made, a notice that complies with and is delivered in accordance with Section 2.1.2 hereof.

                Section 2.3. Notice of Meetings. Whenever stockholders are
                             ------------------
required or permitted to take any action at a meeting, a written notice of the meeting shall be given by, or at the direction of, the Secretary or other authorized person that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the written notice of any meeting shall be given not less than ten
(10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If the Secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

                Section 2.4. Waivers of Notice. Whenever the giving of any
                             -----------------
notice is required by statute, the certificate of incorporation or these bylaws, a waiver thereof, in writing and delivered to the Secretary, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends such meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need by specified in any written waiver of notice or any waiver by the electronic transmission.

                Section 2.5. Participation in Meetings of Stockholders. Subject
                             -----------------------------------------
to the applicable provisions of the Delaware General Corporation Law, stockholders (or proxy holders) not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

                Section 2.6. Adjournments. Any meeting of stockholders, annual
                             ------------
or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                Section 2.7. Quorum. Except as otherwise provided by law, the
                             ------
certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.6 hereof until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Subject to any limitations contained in the laws of the State of Delaware, the stockholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

                Section 2.8. Organization. Meetings of stockholders shall be
                             ------------
presided over by the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.


                Section 2.9.      Voting; Proxies.
                                  ---------------

                             2.9.1. Except as otherwise provided by or pursuant
to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by such stockholder which has voting power upon the matter in question. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, as otherwise provided by law or pursuant to any regulation applicable to the Corporation, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

                             2.9.2. Each stockholder entitled to vote at a
meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to this Section 2.9.2, the following shall constitute a valid means by which a stockholder may grant such authority:


                                    (a) A stockholder may execute a writing
authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                                    (b) A stockholder may authorize another
person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission; provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

                Section 2.10. Voting Rights of Fiduciaries. Persons holding
                              ----------------------------
stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote (in person or by proxy), unless in the transfer by the pledgor on the books of the Corporation such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or such pledgee's proxy, may represent such stock and vote thereon.

                Section 2.11. Voting by Joint Holders of Shares. If shares or
                              ---------------------------------
other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, such person's act binds all; (b) if more than one vote, the act of the majority so voting binds all; (c) if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.


                Section 2.12. Fixing Date for Determination of Stockholders of
                              ------------------------------------------------
Record. In order that the Corporation may determine the stockholders entitled to
------
notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a
meeting,   or  entitled  to  receive  payment  of  any  dividend  or  other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (ii) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;
and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                Section 2.13. List of Stockholders Entitled to Vote. The
                              -------------------------------------
Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                Section 2.14. Inspectors of Election. The Corporation may, and
                              ----------------------
shall if required by law, in advance of any meeting of stockholders, appoint one or three inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or three inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.
No person who is a candidate for an office at an election may serve as an inspector at such election.

                Section 2.15. Conduct of Meetings. The date and time of the
                              -------------------
opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                Section 2.16. Minors as Security Holders. The Corporation may
                              --------------------------
treat a minor who holds shares of stock or obligations of the Corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares of stock or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of stockholders or the transfer agent of the Corporation or, in the case of payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor.


                                   ARTICLE 3
                               BOARD OF DIRECTORS

  Section 3.1.  Management.  The property and business of the Corporation
                ----------
shall be managed by or under the direction of its Board of Directors, consisting of one or more directors, as determined from time to time by resolution of the Board of Directors.

  Section 3.2.  Number and Term. Within the limits set forth in the certificate
                ---------------
of incorporation, the number of directors shall be determined from time to time by resolution of the Board of Directors. Once elected or chosen, a director shall hold office until the next annual meeting of stockholders and until the director's successor is elected and qualified or until the director dies, resigns or is removed; provided, however, that if the Board of Directors decreases the number of directors constituting the whole Board of Directors and designates a particular directorship to be eliminated due to the decrease, a director in the eliminated directorship shall cease to hold office after the next election of directors, unless the director is nominated and elected to another directorship on the Board of Directors.

  Section 3.3.  Vacancies. Vacancies, and newly created directorships resulting
                ---------
from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until the next annual meeting of stockholders, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. When one or more directors resigns from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.3 in the filling of other vacancies.

  Section 3.4.  Powers. The business and affairs of the Corporation shall be
                ------
managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the certificate of incorporation or as otherwise may be provided in the Delaware General Corporation Law.

  Section 3.5.  Place of Meetings. Meetings of the Board of Directors may be
                -----------------
held at such place within or without the State of Delaware as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting.

  Section 3.6.  Regular Meetings. Regular meetings of the Board of Directors
                ----------------
shall be held at such time and place as shall be designated from time to time by resolution of the Board of Directors. Notice of a regular meeting of the Board of Directors need not be given. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in a notice of the meeting.

  Section 3.7.  Special Meetings. Special meetings of the Board of Directors
                ----------------
shall be held whenever called by the Chairman, the Chief Executive Officer or by two or more of the directors. Notice of every special meeting of the Board of Directors shall be given to each director by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone or facsimile transmission) or forty-eight (48) hours (in the case of notice by telegraph, courier service or express mail) or five (5) days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting, which may be held within or without the State of Delaware. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in a notice of the meeting.

  Section 3.8.  Presence at Meetings. Members of the Board of Directors may
                --------------------
participate in a meeting of the Board of Directors by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

  Section 3.9.  Action Without Meeting. Any action required or permitted to be
                ----------------------
taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

  Section 3.10. Quorum; Vote Required. A majority of the directors shall
                ---------------------
constitute a quorum, but a smaller number may adjourn from time to time, without further notice, until a quorum is secured. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

  Section 3.11. Waiver of Notice of Meeting. A director may waive any notice
                ---------------------------
required by statute, the certificate of incorporation or these bylaws before or after the date and time (i) stated in the notice or (ii) of the meeting. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

  Section 3.12. Removal.  Any director or the entire Board of Directors may be
                -------
removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

  Section 3.13. Compensation.  The Board of Directors shall have the authority
                ------------
to fix the compensation of directors for their services as directors and a director may be a salaried officer of the Corporation.


                                   ARTICLE 4
                                   COMMITTEES

  Section 4.1.  Committees. The Board of Directors may, by resolution or
                ----------
resolutions passed by a majority of the whole Board of Directors, designate an executive committee and one or more other committees each to consist of one (1) or more of the directors of the Corporation. The executive committee, if so designated, shall exercise all other powers of the Board of Directors between the meetings of said Board of Directors, subject to the limitations on the power and authority of committees of the Board of Directors set forth in Section 4.4 hereof.

  Section 4.2.  Alternate Committee Members. The Board of Directors may
                ---------------------------
designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

  Section 4.3.  Term.  Each committee of the Board of Directors shall serve at
                ----
the pleasure of the Board of Directors.

  Section 4.4.  Power.  No committee of the Board of Directors shall have the
                -----
power  or  authority  to  (i)  approve  or  adopt,   or  recommend  to  the
stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; (ii) adopt, amend or repeal any of these bylaws; (iii) fill vacancies in the Board of Directors; (iv) amend or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; and (ix) act on matters committed by a resolution of the Board of Directors to another committee of the Board of Directors.

  Section 4.5.  Meeting.  The executive committee and such other committees
                -------
shall meet at stated times or on notice to all by any of their own number. They shall fix their own rules of procedure.

 Section 4.6.   Other Powers.  Such other committees shall have and may exercise
                ------------
the powers of the Board of Directors to the extent as provided in such resolution or resolutions.


                                    ARTICLE 5
                                    OFFICERS

  Section 5.1.  Officers Generally.
                ------------------

                5.1.1. Number, Qualifications and Designation. The officers of
                       --------------------------------------
the Corporation shall be a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.3 hereof. Officers may but need not be directors or stockholders of the Corporation. The President and Secretary shall be natural persons of full age. The Treasurer may be a Corporation, but if a natural person shall be of full age. Any number of offices may be held by the same person.

                5.1.2. Bonding.  The Corporation may secure the fidelity of any
                       -------
or all of its officers by bond or otherwise.

  Section 5.2.  Election, Term of Office and Resignations.
                -----------------------------------------

                5.2.1. Election and Term of Office. The officers of the
                       ---------------------------
Corporation,  except  those  elected by  delegated  authority  pursuant  to
Section 5.3 hereof, shall be elected annually by the Board of Directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

                5.2.2.   Resignations.  Any officer may resign at any time upon
                         ------------
written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation.

  Section 5.3.  Subordinate Officers, Committees and Agents. The Board of
                -------------------------------------------
Directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the Corporation may require, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

  Section 5.4.  Removal of Officers and Agents. Any officer or agent of the
                ------------------------------
Corporation may be removed by the Board of Directors with or without cause and any other officer or agent appointed by a person to whom the authority to appoint each officer or agent has been delegated pursuant to Section 5.3 hereof may be removed by such person with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

  Section 5.5.  Vacancies. A vacancy in any office because of death,
                ---------
resignation, removal, disqualification, or any other cause, may be filled by the Board of Directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.3 hereof, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

  Section 5.6. Authority. All officers of the Corporation, as between themselves
               ---------
and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided by or pursuant to resolutions or orders of the Board of Directors or, in the absence of controlling provisions in the resolutions or orders of the Board of Directors, as may be determined by or pursuant to these bylaws.

  Section 5.7.  The Chairman of the Board. The Chairman of the Board shall
                -------------------------
preside at all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be requested by the Board of Directors.

  Section 5.8.  The Chief Executive Officer. The Chief Executive Officer of the
                ---------------------------
Corporation shall have general supervision over the business and operations of the Corporation, subject however, to the control of the Board of Directors. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer shall sign, execute, and acknowledge, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these bylaws, to some other officer or agent of the Corporation; and, in general, shall perform all duties incident to the office of the Chief Executive Officer and such other duties as from time to time may be assigned by the Board of Directors.

  Section 5.9. The President. The President shall perform the duties of the
               -------------
Chief Executive Officer in the absence of the Chief Executive Officer and such other duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

  Section 5.10. Chief Operating Officer.  The Chief Operating Officer shall
                -----------------------
perform such duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

  Section 5.11. The Vice Presidents.  The Vice Presidents shall perform such
                -------------------
duties as from time to time may be assigned to them by the Board of Directors or the Chief Executive Officer.

  Section 5.12. The Secretary. The Secretary or an Assistant Secretary shall
                -------------
attend all meetings of the stockholders and of the Board of Directors and all committees thereof and shall record all the votes of the stockholders and of the directors and the minutes of the meetings of the stockholders and of the Board of Directors and of committees of the Board of Directors in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the Corporation as required by law; shall be the custodian of the seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and, in general, shall perform all duties incident to the office of Secretary, and such other duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

  Section 5.13. The Treasurer. The Treasurer or an Assistant Treasurer shall
                -------------
have or provide for the custody of the funds or other property of the Corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the Corporation; shall deposit all funds in his or her custody as Treasurer in such banks or other places of deposit as the Board of Directors may from time to time designate; shall, whenever so required by the Board of Directors, render an account showing all transactions as Treasurer, and the financial condition of the Corporation; and, in general, shall discharge such other duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

  Section 5.14. Salaries. The salaries of the officers elected by the Board of
                --------
Directors shall be fixed from time to time by the Board of Directors or by such officer as may be designated by resolution of the Board of Directors. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 5.3 hereof. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the Corporation.


                                   ARTICLE 6
                                    STOCK

  Section 6.1. Certificates of Stock. Certificates of stock shall be signed by
               ---------------------
the Chief Executive Officer, the President or a Vice President and either the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. The share certificates of the Corporation shall be numbered and registered in the share register or transfer books of the Corporation as they are issued. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar because of death, resignation or otherwise, before the certificate is issued, the certificate may be issued with the same effect as if the officer, transfer agent or registrar had not ceased to be such at the date of its issue. The provisions of this Section 6.1 shall be subject to any inconsistent or contrary agreement in effect at the time between the Corporation and any transfer agent or registrar.

  Section 6.2. Form of Certificates. Certificates for shares of stock in the
               --------------------
Corporation shall be in such form as approved by the Board of Directors, and shall state that the Corporation is incorporated under the laws of the State of Delaware, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. If the Corporation is authorized to issue shares of more than one class or series, certificates for shares of the Corporation shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the Corporation will furnish to any shareholder upon request and without charge), a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

  Section 6.3.  Share Register.  The share register or transfer books and blank
                --------------
share certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the Board of Directors for that purpose.

  Section 6.4.  Lost or Destroyed Certificates. If a certificate of stock be
                ------------------------------
lost or destroyed, another may be issued in its stead upon proof of loss or destruction and the giving of a satisfactory bond of indemnity in an amount sufficient to indemnify the Corporation against any claim. A new certificate may be issued without requiring bond when, in the judgment of the directors, it is proper to do so.

  Section 6.5.  Transfer of Stock.  Upon surrender to the Corporation or the
                -----------------
transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 6 Del. C.ss.8-101 et seq., and its amendments and supplements.

  Section 6.6. Stockholders of Record. The Corporation shall be entitled to
               ----------------------
treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.


                                    ARTICLE 7
                                 INDEMNIFICATION

  Section 7.1.  Right To Indemnification. Each person who was or is a party or
                ------------------------
is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), including without limitation Proceedings by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that he or she or a person for whom he or she is the legal representative is or was a director or officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such Proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section 7.1 or otherwise.

  Section 7.2.  Right of Claimant To Bring Suit. If a claim under Section 7.1
                -------------------------------
hereof is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant had not met the applicable standard of conduct.

  Section 7.3.  Non-Exclusivity of Rights. The rights conferred by Section 7.1
                -------------------------
and Section 7.2 hereof shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

  Section 7.4.  Insurance. The Corporation may maintain insurance, at its
                ---------
expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

  Section 7.5.  Other Sources. The Corporation's obligation, if any, to
                -------------
indemnify or to advance expenses to any indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

  Section 7.6.  Amendment or Repeal. Any repeal or modification of the foregoing
                -------------------
provisions of this Article VI shall not adversely affect any right or protection hereunder of any indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

  Section 7.7.  Other Indemnification and Prepayment of Expenses. This Article
                ------------------------------------------------
VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than indemnitees when and as authorized by appropriate corporate action.

                                   ARTICLE 8
                                 MISCELLANEOUS

  Section 8.1.  Corporate Seal. The Corporation shall have a corporate seal in
                --------------
the form of a circle containing the name of the Corporation, the year of incorporation and such other details as may be approved by the Board of Directors. The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement by the Corporation of any instrument or other document.

  Section 8.2.  Interested Directors; Quorum. No contract or transaction between
                ----------------------------
the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because any such Director's or officer's votes are counted for such purpose, if: (i) the material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

  Section 8.3.  Checks For Money. All checks, notes, bills of exchange or other
                ----------------
similar orders in writing shall be signed by such one or more officers or employees of the Corporation as the Board of Directors may from time to time designate.

  Section 8.4.  Contracts. Except as otherwise provided in the Delaware General
                ---------
Corporation Law in the case of transactions that require action by the stockholders, the Board of Directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances.

  Section 8.5.  Books and Records. The Corporation shall keep complete and
                -----------------
accurate books and records of account, minutes of the proceedings of the incorporators, stockholders and directors and a share register giving the names and addresses of all stockholders and the number and class of shares held by each. The share register shall be kept at either the registered office of the Delaware General Corporation Law or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form or any other form capable of being converted into written form within a reasonable time. Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating a proper purpose therefor, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

  Section 8.6.  Amendment. These bylaws may be amended or repealed, or new
                ---------
bylaws may be adopted, either (i) by vote of the stockholders at any duly organized annual or special meeting of stockholders, or (ii) with respect to those matters that are not by statute committed expressly to the stockholders and regardless of whether the stockholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the Board of Directors of the Corporation in office at any regular or special meeting of directors. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change. In the case of a meeting of shareholders that has as one of its purposes action on the bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

  Section 8.7.  Notices. Except as otherwise specifically provided herein or
                -------
required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), or courier service, charges prepaid, or by facsimile transmission, to the address (or to facsimile or telephone number) of the person appearing on the books of the Corporation or, in the case of directors, supplied by the director to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of facsimile transmission, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law, the articles or these bylaws.

  Section 8.8.  Exception to Requirement of Notice.
                ----------------------------------

                8.8.1. Whenever notice is required to be given, under any

provision these bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                8.8.2. Whenever notice is required to be given, under these bylaws to any stockholder to whom (1) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (2) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this subsection.


DATED:  ___________ __, 2001

                           Please date, sign and mail
                    your proxy card back as soon as possible!

                         Special Meeting Of Shareholders

                           PARAGON TECHNOLOGIES, INC.

                                DECEMBER 6, 2001





















         Please mark your
   /X/   vote as in this
         example.


               This proxy is solicited by the Board of Directors.
                Management recommends a vote FOR proposal No. 1.

                                                                    FOR              AGAINST            ABSTAIN
1. To approve the Agreement and Plan of Merger as more
   fully described in the attached Proxy Statement.                 /_/                /_/                /_/

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.


PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD                 I plan to attend the meeting.         /_/
PROMPTLY USING THE ENCLOSED ENVELOPE.                               meeting.

SIGNATURE(S) __________________________________________________________________        Date ____________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

                           PARAGON TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Elmer D. Gates and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on September 17, 2001, at the Special Meeting of Shareholders to be held on Thursday, December 6, 2001, at 11:00 a.m., local time, or at any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSPAL NO. 1. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof. The Board of Directors does not presently know of any other matters to be presented at the meeting.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                                                       -------------------------
                                                                  SEE
            (To Be Signed On Reverse Side)                      REVERSE
                                                                  SIDE
                                                       -------------------------